EXHIBIT 24.1

                                POWER OF ATTORNEY


                  I, Taylor E. Gore, hereby constitute and appoint, O. R. Barham, Jr. and Jeffrey W. Farrar, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Second National Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Registrant pursuant to the proposed Agreement and Plan of Reorganization between the Registrant and Virginia Heartland Bank, dated April 18, 1998, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 11th day of June, 1998.



                                                              /s/ Taylor E. Gore

                                                              Signature

                                POWER OF ATTORNEY


                  I, Gregory L. Fisher, hereby constitute and appoint, O. R. Barham, Jr. and Jeffrey W. Farrar, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Second National Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Registrant pursuant to the proposed Agreement and Plan of Reorganization between the Registrant and Virginia Heartland Bank, dated April 18, 1998, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 11th day of June, 1998.



                                                           /s/ Gregory L. Fisher
                                                           Signature

                                POWER OF ATTORNEY


                  I, Charles K. Gyory, hereby constitute and appoint, O. R. Barham, Jr. and Jeffrey W. Farrar, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Second National Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Registrant pursuant to the proposed Agreement and Plan of Reorganization between the Registrant and Virginia Heartland Bank, dated April 18, 1998, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 11th day of June, 1998.



                                                            /s/ Charles K. Gyory
                                                            Signature

                                POWER OF ATTORNEY


                  I, Marshall D. Gayheart, Jr., hereby constitute and appoint,
O. R. Barham, Jr. and Jeffrey W. Farrar, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Second National Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Registrant pursuant to the proposed Agreement and Plan of Reorganization between the Registrant and Virginia Heartland Bank, dated April 18, 1998, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 11th day of June, 1998.



                                                   /s/ Marshall D. Gayheart, Jr.
                                                   Signature

                                POWER OF ATTORNEY


                  I, Robert Y. Button, Jr., hereby constitute and appoint, O. R. Barham, Jr. and Jeffrey W. Farrar, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Second National Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Registrant pursuant to the proposed Agreement and Plan of Reorganization between the Registrant and Virginia Heartland Bank, dated April 18, 1998, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 11th day of June, 1998.



                                                       /s/ Robert Y. Button, Jr.
                                                       Signature

                                POWER OF ATTORNEY


     I, O. R. Barham, Jr., hereby constitute and appoint, O. R. Barham, Jr. and Jeffrey W. Farrar, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Second National Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Registrant pursuant to the proposed Agreement and Plan of Reorganization between the Registrant and Virginia Heartland Bank, dated April 18, 1998, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 11th day of June, 1998.



                                                           /s/ O. R. Barham, Jr.
                                                           Signature

                                POWER OF ATTORNEY


                  I, Zelda H. Smoot, hereby constitute and appoint, O. R. Barham, Jr. and Jeffrey W. Farrar, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Second National Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Registrant pursuant to the proposed Agreement and Plan of Reorganization between the Registrant and Virginia Heartland Bank, dated April 18, 1998, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 11th day of June, 1998.



                                                              /s/ Zelda H. Smoot
                                                              Signature

                                POWER OF ATTORNEY


                  I, W. Robert Jebson, Jr., hereby constitute and appoint, O. R. Barham, Jr. and Jeffrey W. Farrar, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Second National Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Registrant pursuant to the proposed Agreement and Plan of Reorganization between the Registrant and Virginia Heartland Bank, dated April 18, 1998, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 11th day of June, 1998.



                                                       /s/ W. Robert Jebson, Jr.
                                                       Signature

                                POWER OF ATTORNEY


                  I, Lewis P. Armstrong, hereby constitute and appoint, O. R. Barham, Jr. and Jeffrey W. Farrar, as my true and lawful attorneys-in-fact, either of whom acting singly is hereby authorized for me and in my name and on my behalf as a director and/or officer of Second National Financial Corporation (the "Registrant"), to execute any and all instruments as such attorneys, or either of them, may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended ("Act"), and any rules, regulations, policies or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act. The authority granted hereby includes specifically, but is not limited to, the authority to execute on my behalf any Registration Statement on Form S-4 relating to the Registrant pursuant to the proposed Agreement and Plan of Reorganization between the Registrant and Virginia Heartland Bank, dated April 18, 1998, and any and all amendments to such Registration Statement, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

                  I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

                  WITNESS the execution hereof this 11th day of June, 1998.



                                                         /s/ Lewis P. Armstrong
                                                         Signature